Exhibit 99.1

Bank of Hawai‘i Corporation Second Quarter 2023 Financial Results

•
Diluted Earnings Per Common Share $1.12
•
Net Income $46.1 Million
•
Total Deposits Up 0.1% Linked Quarter
•
Immediately Available Liquidity Increased to $8.5 Billion
•
Board of Directors Declares Dividend of $0.70 Per Common Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 24, 2023) -- Bank of Hawai‘i Corporation (NYSE: BOH) today reported diluted earnings per common share of $1.12 for the second quarter of 2023, compared with diluted earnings per common share of $1.14 in the previous quarter and $1.38 in the same quarter of 2022. Net income for the second quarter of 2023 was $46.1 million, down 1.7% from the previous quarter and down 19.0% from the same quarter of 2022. The return on average common equity for the second quarter of 2023 was 14.95% compared with 15.79% in the previous quarter and 18.19% in the same quarter of 2022.

“Bank of Hawai‘i delivered solid financial results in the second quarter of 2023,” said Peter Ho, Chairman, President, and CEO. “Our brand strength, built through 125 years of building lasting and long-standing relationships with the consumers, businesses and municipalities of Hawai‘i, helped us deliver yet another quarter of stable deposit performance. Total deposits were up modestly from a quarter ago. We also added additional liquidity to the balance sheet with cash and other immediately available borrowing lines growing to $8.5 billion at quarter end. Loans grew 0.7% with growth coming from both our consumer and commercial businesses. Credit quality remained pristine with non-performing assets of 0.08% at quarter end and net charge offs of 0.04% in the quarter. CRE loans and office CRE loans were 27.3% and 2.7% of total loans at quarter end with both categories having weighted average LTVs of 56%. Scheduled maturities for CRE loans and office CRE loans total 10% and 3% respectively through 2024. Finally, our capital position improved in the quarter, as measured by CET 1, Tier 1 Capital, Total Capital and Tier 1 Leverage.”

Financial Highlights

Net interest income for the second quarter of 2023 was $124.3 million, a decrease of 8.5% from the previous quarter and a decrease of 6.4% from the same quarter of 2022. The decrease in net interest income in the second quarter of 2023 was primarily due to higher funding costs, partially offset by higher earning asset yields.

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Bank of Hawai‘i Corporation Second Quarter 2023 Financial Results Page 2

Net interest margin was 2.22% in the second quarter of 2023, a decrease of 25 basis points from the previous quarter and from the same quarter of 2022. The decrease in net interest margin was due to higher funding costs and increased liquidity, partially offset by higher earning asset yields.

The average yield on loans and leases was 4.19% in the second quarter of 2023, up 16 basis points from the prior quarter and up 98 basis points from the same quarter of 2022. The average yield on total earning assets was 3.56% in the second quarter of 2023, up 14 basis points from the prior quarter and up 96 basis points from the same quarter of 2022. The average cost of interest-bearing deposits was 1.54% in the second quarter of 2023, up 45 basis points from the prior quarter and up 143 basis points from the same quarter of 2022. The average cost of total deposits, including noninterest-bearing deposits, was 1.08%, up 33 basis points from the prior quarter and up 101 basis points from the same quarter of 2022. The changes in yields and rates over the linked quarter and year over year period reflected the higher rate environment, including higher benchmark interest rates.

Noninterest income was $43.3 million in the second quarter of 2023, an increase of 6.2% from the previous quarter and an increase of 2.6% from the same period in 2022. Noninterest income in the second quarter of 2023 included $1.5 million from the sale of a low-income housing tax credit investment, while noninterest income in the first quarter of 2023 included a negative adjustment of $0.6 million related to a change in the Visa Class B conversion ratio. Adjusted noninterest income in the second quarter of 2023 was $41.7 million, up 1.0% from adjusted noninterest income in the prior quarter and down 1.0% from the same period in 2022.

Noninterest expense was $104.0 million in the second quarter of 2023, a decrease of 7.0% from the previous quarter and an increase of 1.1% from the same quarter of 2022. Noninterest expense in the first quarter of 2023 included seasonal payroll expenses of approximately $4.0 million and separation expenses of $3.1 million. Adjusted for these items in the prior quarter, noninterest expense decreased by 0.8% quarter over quarter.

The effective tax rate for the second quarter of 2023 was 24.57% compared with 25.38% in the previous quarter and 23.80% during the same quarter of 2022. The decrease in the effective tax rate on a linked quarter basis was mainly due to an unfavorable discrete tax item in the first quarter and an increase in benefits from tax credit investments in the current quarter. The year over year increase was primarily due to lower benefits from tax credit investments and benefits from leveraged leases that have since been terminated which were included in the effective tax rate for the second quarter of 2022.

Asset Quality

The Company’s overall asset quality remained strong during the second quarter of 2023. Provision for credit losses for the second quarter of 2023 was $2.5 million compared with $2.0 million in the previous quarter and a net benefit of $2.5 million in the same quarter of 2022.

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Bank of Hawai‘i Corporation Second Quarter 2023 Financial Results Page 3

Total non-performing assets were $11.5 million at June 30, 2023, down $0.6 million from March 31, 2023 and down $4.0 million from June 30, 2022. Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.08% at the end of the quarter, a decrease of 1 basis point from the end of the prior quarter and a decrease of 4 basis points from the same quarter of 2022.

Net loan and lease charge-offs during the second quarter of 2023 were $1.4 million or 4 basis points annualized of total average loans and leases outstanding. Net loan and lease charge-offs for the second quarter of 2023 were comprised of charge-offs of $3.5 million partially offset by recoveries of $2.1 million. Compared to the prior quarter, net loan and lease charge-offs decreased by $1.3 million or 4 basis points annualized on total average loans and leases outstanding. Compared to the same quarter of 2022, net loan and lease charge-offs increased by $0.7 million or 2 basis points annualized on total average loans and leases outstanding.

The allowance for credit losses on loans and leases was $145.4 million at June 30, 2023, an increase of $1.8 million from March 31, 2023 and a decrease of $3.1 million from June 30, 2022. The ratio of the allowance for credit losses to total loans and leases outstanding was 1.04% at the end of the quarter, flat from the end of the prior quarter and down 10 basis points from the end of the same quarter of 2022.

Balance Sheet

Total assets were $24.9 billion at June 30, 2023, an increase of 4.2% from March 31, 2023 and an increase of 7.4% from June 30, 2022, primarily due to growth in our earning assets.

Total funds sold and cash and due from banks was $1.7 billion at June 30, 2023, an increase of $1.1 billion from March 31, 2023 and $0.8 billion from June 30, 2022 and represented 6.7% of total assets. The growth was due to an increase in short-duration term funding of $1.3 billion that enhanced on balance sheet liquidity and provides a hedge against rising short-term rates.

The investment securities portfolio was $7.9 billion at June 30, 2023, a decrease of 3.2% from March 31, 2023 and a decrease of 4.9% from June 30, 2022. These decreases were due to cashflows from the portfolio not being reinvested into securities. The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.

Total loans and leases were $13.9 billion at June 30, 2023, an increase of 0.7% from March 31, 2023 and an increase of 7.4% from June 30, 2022. Total commercial loans were $5.6 billion at June 30, 2023, an increase of 0.8% from the prior quarter and an increase of 8.9% from the same quarter of 2022. The increase from the same period in 2022 was primarily due to an increase in our commercial mortgage and commercial and industrial portfolios. Total consumer loans were $8.3 billion as of June 30, 2023, an increase of 0.5% from the prior quarter and 6.5% from the same period in 2022, primarily driven by increases in our residential mortgage and home equity portfolios.

Total deposits were $20.5 billion at June 30, 2023, an increase of 0.1% from March 31, 2023 and a decrease of 2.5% from June 30, 2022. Noninterest-bearing deposits made up 29% of total deposit balances as of June 30, 2023, down from 31% as of March 31, 2023 and 35% as of June 30, 2022. Average deposits were $20.0 billion for the second quarter of 2023, down 2.0% from $20.4 billion in the prior quarter, and down 2.7% from the second quarter of 2022. As of June 30, 2023 insured and collateralized deposits represent 61% of total deposit balances, up from 58% as of March 31, 2023 and 57% as of June 30, 2022.

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Bank of Hawai‘i Corporation Second Quarter 2023 Financial Results Page 4

Capital and Dividends

The Company’s capital levels remain well above regulatory well-capitalized minimums.

The Tier 1 Capital Ratio was 12.21% at June 30, 2023 compared with 12.10% at March 31, 2023 and 13.01% at June 30, 2022. The Tier 1 Leverage Ratio was 7.21% at June 30, 2023 compared with 7.19% at March 31, 2023 and 7.29% at June 30, 2022. The increase from the prior quarter was due to an increase in Tier 1 capital as a result of retained earnings growth partially offset by an increase in risk-weighted and average total assets, as a result of loan growth and increased liquidity over the period. The decrease from the same period in 2022 in the Tier 1 Capital Ratio was due to an increase in risk-weighted assets, and the decline in the Tier 1 Leverage Ratio was due to an increase in average total assets, both as a result of increased liquidity and loan growth over the period.

No shares of common stock were repurchased under the share repurchase program in the second quarter of 2023. Total remaining buyback authority under the share repurchase program was $126.0 million at June 30, 2023.

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares. The dividend will be payable on September 15, 2023 to shareholders of record at the close of business on August 31, 2023.

On July 7, 2023, the Board of Directors declared the quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, on its preferred stock. The depositary shares representing the Series A Preferred Stock are traded on the NYSE under the symbol “BOH.PRA.” The dividend will be payable on August 1, 2023 to shareholders of record of the preferred stock as of the close of business on July 17, 2023.

Conference Call Information

The Company will review its second quarter financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time). The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawai‘i Corporation's website, www.boh.com. The webcast can be accessed via the link: https://register.vevent.com/register/BIa86de171556d47818c0a5a7106c5f8bd. A replay of the conference call will be available for one year beginning approximately 11:00 a.m. Hawaii Time on Monday, July 24, 2023. The replay will be accessible via the same link. In addition, the replay will be available on the Company's website, www.boh.com.

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Bank of Hawai‘i Corporation Second Quarter 2023 Financial Results Page 5

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawai‘i Corporation's Annual Report on Form 10-K for the year ended December 31, 2022 and its Form 10-Q for the fiscal quarter ended March 31, 2023, which were filed with the U.S. Securities and Exchange Commission. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawai‘i Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific. The Company's principal subsidiary, Bank of Hawai‘i, was founded in 1897. For more information about Bank of Hawai‘i Corporation, see the Company’s web site, www.boh.com. Bank of Hawai‘i Corporation is a trade name of Bank of Hawaii Corporation

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Bank of Hawai‘i Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2023	2023	2022	2023	2022
For the Period:
Operating Results
Net Interest Income	$124,348	$135,955	$132,902	$260,303	$258,165
Provision for Credit Losses	2,500	2,000	(2,500)	4,500	(8,000)
Total Noninterest Income	43,255	40,737	42,158	83,992	85,709
Total Noninterest Expense	104,036	111,919	102,939	215,955	206,813
Pre-Provision Net Revenue	63,567	64,773	72,121	128,340	137,061
Net Income	46,061	46,842	56,862	92,903	111,696
Net Income Available to Common Shareholders	44,092	44,873	54,893	88,965	107,758
Basic Earnings Per Common Share	1.12	1.14	1.38	2.27	2.71
Diluted Earnings Per Common Share	1.12	1.14	1.38	2.26	2.70
Dividends Declared Per Common Share	0.70	0.70	0.70	1.40	1.40

Performance Ratios
Return on Average Assets	0.77%	0.80%	1.00%	0.78%	0.98%
Return on Average Shareholders' Equity	13.55	14.25	16.40	13.90	15.23
Return on Average Common Equity	14.95	15.79	18.19	15.36	16.73
Efficiency Ratio [1]	62.07	63.34	58.80	62.72	60.14
Net Interest Margin [2]	2.22	2.47	2.47	2.34	2.41
Dividend Payout Ratio [3]	62.50	61.40	50.72	61.67	51.66
Average Shareholders' Equity to Average Assets	5.65	5.59	6.08	5.62	6.47

Average Balances
Average Loans and Leases	$13,876,754	$13,717,483	$12,700,825	$13,797,559	$12,496,747
Average Assets	24,114,443	23,865,478	22,891,262	23,990,649	22,869,496
Average Deposits	20,018,601	20,430,882	20,569,363	20,223,603	20,498,115
Average Shareholders' Equity	1,363,059	1,332,889	1,390,653	1,348,057	1,479,197

Per Share of Common Stock
Book Value	$29.66	$29.62	$29.09	$29.66	$29.09
Tangible Book Value	28.87	28.83	28.30	28.87	28.30
Market Value
Closing	41.23	52.08	74.40	41.23	74.40
High	52.37	81.73	84.93	81.73	92.38
Low	30.83	34.71	70.97	30.83	70.97

		June 30,	March 31,	December 31,	June 30,
		2023	2023	2022	2022
As of Period End:
Balance Sheet Totals
Loans and Leases		$13,914,889	$13,824,522	$13,646,420	$12,951,573
Total Assets		24,947,936	23,931,977	23,606,877	23,232,699
Total Deposits		20,508,615	20,491,300	20,615,696	21,025,681
Other Debt		1,760,243	510,269	410,294	10,343
Total Shareholders' Equity		1,358,279	1,354,430	1,316,995	1,348,746

Asset Quality
Non-Performing Assets		$11,477	$12,124	$12,647	$15,493
Allowance for Credit Losses - Loans and Leases		145,367	143,577	144,439	148,512
Allowance to Loans and Leases Outstanding [4]		1.04%	1.04%	1.06%	1.15%

Capital Ratios [5]
Common Equity Tier 1 Capital Ratio		11.00%	10.88%	10.92%	11.66%
Tier 1 Capital Ratio		12.21	12.10	12.15	13.01
Total Capital Ratio		13.24	13.13	13.17	14.14
Tier 1 Leverage Ratio		7.21	7.19	7.37	7.29
Total Shareholders' Equity to Total Assets		5.44	5.66	5.58	5.81
Tangible Common Equity to Tangible Assets [6]		4.60	4.78	4.69	4.90
Tangible Common Equity to Risk-Weighted Assets [6]		7.97	7.97	7.76	8.72

Non-Financial Data
Full-Time Equivalent Employees		2,025	2,025	2,076	2,114
Branches		51	51	51	54
ATMs		320	320	320	310

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[4] The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[5] Regulatory capital ratios as of June 30, 2023 are preliminary.
[6] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures.
Tangible common equity is defined by the Company as common shareholders' equity minus goodwill.
See Table 2 "Reconciliation of Non-GAAP Financial Measures".

Bank of Hawai‘i Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2023	2023	2022	2022

Total Shareholders' Equity	$1,358,279	$1,354,430	$1,316,995	$1,348,746
Less: Preferred Stock	180,000	180,000	180,000	180,000
Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity	$1,146,762	$1,142,913	$1,105,478	$1,137,229

Total Assets	$24,947,936	$23,931,977	$23,606,877	$23,232,699
Less: Goodwill	31,517	31,517	31,517	31,517
Tangible Assets	$24,916,419	$23,900,460	$23,575,360	$23,201,182

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements [1]	$14,391,943	$14,341,397	$14,238,798	$13,035,674

Total Shareholders' Equity to Total Assets	5.44%	5.66%	5.58%	5.81%
Tangible Common Equity to Tangible Assets (Non-GAAP)	4.60%	4.78%	4.69%	4.90%

Tier 1 Capital Ratio [1]	12.21%	12.10%	12.15%	13.01%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]	7.97%	7.97%	7.76%	8.72%

[1] Regulatory capital ratios as of June 30, 2023 are preliminary.

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2023	2023	2022	2023	2022
Interest Income
Interest and Fees on Loans and Leases	$144,541	$136,501	$101,663	$281,042	$196,102
Income on Investment Securities
Available-for-Sale	23,301	23,893	17,984	47,194	35,084
Held-to-Maturity	23,375	23,948	18,838	47,323	37,539
Deposits	18	27	5	45	9
Funds Sold	6,395	3,366	719	9,761	846
Other	2,121	597	353	2,718	555
Total Interest Income	199,751	188,332	139,562	388,083	270,135
Interest Expense
Deposits	53,779	37,794	3,535	91,573	5,888
Securities Sold Under Agreements to Repurchase	5,436	5,377	2,794	10,813	5,566
Funds Purchased	184	704	57	888	59
Short-Term Borrowings	2,510	3,203	92	5,713	92
Other Debt	13,494	5,299	182	18,793	365
Total Interest Expense	75,403	52,377	6,660	127,780	11,970
Net Interest Income	124,348	135,955	132,902	260,303	258,165
Provision for Credit Losses	2,500	2,000	(2,500)	4,500	(8,000)
Net Interest Income After Provision for Credit Losses	121,848	133,955	135,402	255,803	266,165
Noninterest Income
Trust and Asset Management	11,215	10,690	11,457	21,905	22,733
Mortgage Banking	1,176	1,004	1,247	2,180	3,987
Service Charges on Deposit Accounts	7,587	7,737	7,309	15,324	14,581
Fees, Exchange, and Other Service Charges	14,150	13,808	14,193	27,958	27,145
Investment Securities Losses, Net	(1,310)	(1,792)	(1,295)	(3,102)	(2,840)
Annuity and Insurance	1,038	1,271	870	2,309	1,661
Bank-Owned Life Insurance	2,876	2,842	2,658	5,718	5,007
Other	6,523	5,177	5,719	11,700	13,435
Total Noninterest Income	43,255	40,737	42,158	83,992	85,709
Noninterest Expense
Salaries and Benefits	56,175	65,088	57,769	121,263	117,693
Net Occupancy	9,991	9,872	9,930	19,863	19,756
Net Equipment	10,573	10,375	9,543	20,948	18,696
Data Processing	4,599	4,583	4,607	9,182	9,167
Professional Fees	4,651	3,883	3,542	8,534	6,800
FDIC Insurance	3,173	3,234	1,590	6,407	3,092
Other	14,874	14,884	15,958	29,758	31,609
Total Noninterest Expense	104,036	111,919	102,939	215,955	206,813
Income Before Provision for Income Taxes	61,067	62,773	74,621	123,840	145,061
Provision for Income Taxes	15,006	15,931	17,759	30,937	33,365
Net Income	$46,061	$46,842	$56,862	$92,903	$111,696
Preferred Stock Dividends	1,969	1,969	1,969	3,938	3,938
Net Income Available to Common Shareholders	$44,092	$44,873	$54,893	$88,965	$107,758
Basic Earnings Per Common Share	$1.12	$1.14	$1.38	$2.27	$2.71
Diluted Earnings Per Common Share	$1.12	$1.14	$1.38	$2.26	$2.70
Dividends Declared Per Common Share	$0.70	$0.70	$0.70	$1.40	$1.40
Basic Weighted Average Common Shares	39,241,559	39,276,833	39,693,593	39,259,279	39,722,985
Diluted Weighted Average Common Shares	39,317,521	39,465,889	39,842,608	39,382,359	39,896,700

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)					Table 4
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2023	2023	2022	2023	2022
Net Income	$46,061	$46,842	$56,862	$92,903	$111,696
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(18,217)	29,276	(122,647)	11,059	(302,771)
Defined Benefit Plans	84	84	352	168	705
Other Comprehensive Income (Loss)	(18,133)	29,360	(122,295)	11,227	(302,066)
Comprehensive Income (Loss)	$27,928	$76,202	$(65,433)	$104,130	$(190,370)

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2023	2023	2022	2022
Assets
Interest-Bearing Deposits in Other Banks	$2,261	$2,554	$3,724	$2,264
Funds Sold	1,273,109	272,018	81,364	576,430
Investment Securities
Available-for-Sale	2,666,723	2,815,083	2,844,823	3,955,476
Held-to-Maturity (Fair Value of $4,411,003; $4,601,876; $4,615,393; and $3,823,739)	5,202,698	5,312,815	5,414,139	4,321,693
Loans Held for Sale	3,359	2,149	1,035	4,514
Loans and Leases	13,914,889	13,824,522	13,646,420	12,951,573
Allowance for Credit Losses	(145,367)	(143,577)	(144,439)	(148,512)
Net Loans and Leases	13,769,522	13,680,945	13,501,981	12,803,061
Total Earning Assets	22,917,672	22,085,564	21,847,066	21,663,438
Cash and Due from Banks	398,072	337,413	316,679	260,672
Premises and Equipment, Net	200,297	203,131	206,777	202,063
Operating Lease Right-of-Use Assets	89,286	91,387	92,307	91,901
Accrued Interest Receivable	64,720	63,175	61,002	47,141
Foreclosed Real Estate	1,040	1,040	1,040	2,332
Mortgage Servicing Rights	21,626	22,102	22,619	23,540
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	456,889	455,602	453,882	448,925
Other Assets	766,817	641,046	573,988	461,170
Total Assets	$24,947,936	$23,931,977	$23,606,877	$23,232,699

Liabilities
Deposits
Noninterest-Bearing Demand	$5,968,344	$6,385,872	$6,714,982	$7,374,055
Interest-Bearing Demand	4,119,166	4,283,801	4,232,567	4,339,520
Savings	7,756,426	7,898,874	7,962,410	8,054,899
Time	2,664,679	1,922,753	1,705,737	1,257,207
Total Deposits	20,508,615	20,491,300	20,615,696	21,025,681
Short-Term Borrowings	-	325,000	-	-
Securities Sold Under Agreements to Repurchase	725,490	725,490	725,490	425,490
Other Debt	1,760,243	510,269	410,294	10,343
Operating Lease Liabilities	97,768	99,746	100,526	99,722
Retirement Benefits Payable	26,434	26,768	26,991	37,532
Accrued Interest Payable	26,737	13,061	9,698	2,545
Taxes Payable	132	11,039	7,104	10,607
Other Liabilities	444,238	374,874	394,083	272,033
Total Liabilities	23,589,657	22,577,547	22,289,882	21,883,953
Shareholders' Equity
Preferred Stock ($.01 par value; authorized 180,000 shares;
issued / outstanding: June 30, 2023; March 31, 2023; December 31, 2022;
and June 30, 2022 - 180,000)	180,000	180,000	180,000	180,000
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: June 30, 2023 - 58,771,036 / 39,725,348;
March 31, 2023 - 58,722,929 / 39,646,506; December 31, 2022 - 58,733,625 / 39,835,750;
and June 30, 2022 - 58,727,909 / 40,182,659)	583	583	582	582
Capital Surplus	628,202	624,126	620,578	611,694
Accumulated Other Comprehensive Loss	(423,431)	(405,298)	(434,658)	(368,448)
Retained Earnings	2,091,289	2,074,428	2,055,912	2,002,005
Treasury Stock, at Cost (Shares: June 30, 2023 - 19,045,688; March 31, 2023 - 19,076,423;
December 31, 2022 - 18,897,875; and June 30, 2022 - 18,545,250)	(1,118,364)	(1,119,409)	(1,105,419)	(1,077,087)
Total Shareholders' Equity	1,358,279	1,354,430	1,316,995	1,348,746
Total Liabilities and Shareholders' Equity	$24,947,936	$23,931,977	$23,606,877	$23,232,699

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
						Accumulated
						Other
	Preferred		Common			Comprehensive
	Shares	Preferred	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2022	180,000	$180,000	39,835,750	$582	$620,578	$(434,658)	$2,055,912	$(1,105,419)	$1,316,995
Net Income	-	-	-	-	-	-	92,903	-	92,903
Other Comprehensive Income	-	-	-	-	-	11,227	-	-	11,227
Share-Based Compensation	-	-	-	-	7,672	-	-	-	7,672
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	94,765	1	(48)	-	2,286	986	3,225
Common Stock Repurchased	-	-	(205,167)	-	-	-	-	(13,931)	(13,931)
Cash Dividends Declared Common Stock ($1.40 per share)	-	-	-	-	-	-	(55,874)	-	(55,874)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(3,938)	-	(3,938)
Balance as of June 30, 2023	180,000	$180,000	39,725,348	$583	$628,202	$(423,431)	$2,091,289	$(1,118,364)	$1,358,279

Balance as of December 31, 2021	180,000	$180,000	40,253,193	$581	$602,508	$(66,382)	$1,950,375	$(1,055,471)	$1,611,611
Net Income	-	-	-	-	-	-	111,696	-	111,696
Other Comprehensive Loss	-	-	-	-	-	(302,066)	-	-	(302,066)
Share-Based Compensation	-	-	-	-	8,172	-	-	-	8,172
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	228,225	1	1,014	-	346	2,697	4,058
Common Stock Repurchased	-	-	(298,759)	-	-	-	-	(24,313)	(24,313)
Cash Dividends Declared Common Stock ($1.40 per share)	-	-	-	-	-	-	(56,474)	-	(56,474)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(3,938)	-	(3,938)
Balance as of June 30, 2022	180,000	$180,000	40,182,659	$582	$611,694	$(368,448)	$2,002,005	$(1,077,087)	$1,348,746

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2023			March 31, 2023			June 30, 2022
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$5.1	$-	1.48%	$1.7	$-	6.25%	$3.5	$-	0.59%
Funds Sold	500.1	6.4	5.06	295.9	3.4	4.55	273.5	0.7	1.04
Investment Securities
Available-for-Sale
Taxable	2,741.1	23.2	3.39	2,820.3	23.8	3.40	4,123.1	18.0	1.74
Non-Taxable	9.6	0.1	4.40	9.6	0.1	4.38	2.9	-	1.99
Held-to-Maturity
Taxable	5,231.3	23.2	1.78	5,336.2	23.8	1.78	4,377.0	18.7	1.71
Non-Taxable	35.2	0.2	2.10	35.3	0.2	2.10	35.7	0.2	2.10
Total Investment Securities	8,017.2	46.7	2.33	8,201.4	47.9	2.34	8,538.7	36.9	1.73
Loans Held for Sale	2.7	-	5.50	1.5	-	5.30	6.3	0.1	4.06
Loans and Leases [3]
Commercial and Industrial	1,456.1	17.5	4.82	1,411.4	16.2	4.67	1,330.0	9.9	2.99
Paycheck Protection Program	14.5	-	1.30	16.9	0.1	2.35	38.7	0.5	5.26
Commercial Mortgage	3,814.9	49.3	5.19	3,736.9	45.1	4.90	3,357.2	26.2	3.13
Construction	246.8	3.5	5.70	280.4	3.9	5.65	222.6	2.4	4.39
Commercial Lease Financing	65.4	0.3	1.67	66.9	-	(0.14)	94.2	0.3	1.44
Residential Mortgage	4,704.0	41.2	3.50	4,666.0	39.9	3.42	4,445.7	36.4	3.26
Home Equity	2,272.3	19.0	3.35	2,239.4	18.2	3.30	2,032.9	14.4	2.85
Automobile	879.3	7.7	3.53	871.8	7.3	3.37	759.1	6.1	3.20
Other [4]	423.5	6.4	6.04	427.8	6.2	5.83	420.4	5.6	5.38
Total Loans and Leases	13,876.8	144.9	4.19	13,717.5	136.9	4.03	12,700.8	101.8	3.21
Other	94.8	2.2	8.94	67.2	0.6	3.56	38.2	0.3	3.70
Total Earning Assets	22,496.7	200.2	3.56	22,285.2	188.8	3.42	21,561.0	139.8	2.60
Cash and Due from Banks	316.6			319.1			238.4
Other Assets	1,301.1			1,261.2			1,091.9
Total Assets	$24,114.4			$23,865.5			$22,891.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,037.4	7.5	0.75	$4,215.9	5.2	0.50	$4,442.2	0.7	0.06
Savings	7,667.6	26.6	1.39	8,009.0	20.6	1.05	7,692.8	1.9	0.10
Time	2,296.1	19.7	3.44	1,789.9	12.0	2.71	950.4	0.9	0.40
Total Interest-Bearing Deposits	14,001.1	53.8	1.54	14,014.8	37.8	1.09	13,085.4	3.5	0.11
Funds Purchased	14.6	0.2	5.00	60.4	0.7	4.66	25.3	-	0.89
Short-Term Borrowings	195.2	2.5	5.09	265.0	3.2	4.84	34.5	0.1	1.06
Securities Sold Under Agreements to Repurchase	725.5	5.4	2.96	725.5	5.4	2.96	447.7	2.8	2.47
Other Debt	1,255.8	13.5	4.31	499.6	5.3	4.30	10.4	0.3	7.05
Total Interest-Bearing Liabilities	16,192.2	75.4	1.87	15,565.3	52.4	1.36	13,603.3	6.7	0.20
Net Interest Income		$124.8			$136.4			$133.1
Interest Rate Spread			1.69%			2.06%			2.40%
Net Interest Margin			2.22%			2.47%			2.47%
Noninterest-Bearing Demand Deposits	6,017.5			6,416.1			7,484.0
Other Liabilities	541.6			551.2			413.3
Shareholders' Equity	1,363.1			1,332.9			1,390.7
Total Liabilities and Shareholders' Equity	$24,114.4			$23,865.5			$22,891.3

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $471,000, $495,000, and $221,000 for the three months ended June 30, 2023, March 31, 2023, and June 30, 2022, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[4] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]					Table 7b
	Six Months Ended			Six Months Ended
	June 30, 2023			June 30, 2022
	Average	Income /	Yield /	Average	Income /	Yield /
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.4	$-	2.68%	$3.5	$-	0.52%
Funds Sold	398.6	9.8	4.87	256.1	0.8	0.66
Investment Securities
Available-for-Sale
Taxable	2,780.4	47.0	3.40	4,260.6	35.1	1.65
Non-Taxable	9.6	0.2	4.39	3.0	-	1.96
Held-to-Maturity
Taxable	5,283.6	47.0	1.78	4,471.7	37.2	1.67
Non-Taxable	35.2	0.4	2.10	35.8	0.4	2.10
Total Investment Securities	8,108.8	94.6	2.34	8,771.1	72.7	1.66
Loans Held for Sale	2.1	0.1	5.42	10.0	0.2	3.19
Loans and Leases [3]
Commercial and Industrial	1,433.8	33.8	4.75	1,331.5	18.9	2.86
Paycheck Protection Program	15.7	0.1	1.86	63.7	2.3	7.39
Commercial Mortgage	3,776.2	94.5	5.04	3,258.5	48.0	2.97
Construction	263.5	7.4	5.68	225.1	4.5	4.03
Commercial Lease Financing	66.1	0.3	0.76	96.5	0.7	1.44
Residential Mortgage	4,685.2	81.0	3.46	4,394.8	71.2	3.24
Home Equity	2,255.9	37.2	3.33	1,966.3	27.7	2.84
Automobile	875.6	15.0	3.45	748.3	11.9	3.22
Other [4]	425.6	12.5	5.94	412.1	11.1	5.42
Total Loans and Leases	13,797.6	281.8	4.11	12,496.8	196.3	3.16
Other	81.0	2.7	6.70	37.3	0.6	2.97
Total Earning Assets	22,391.5	389.0	3.49	21,574.8	270.6	2.52
Cash and Due from Banks	317.8			235.8
Other Assets	1,281.3			1,058.9
Total Assets	$23,990.6			$22,869.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,126.2	12.7	0.62	$4,548.2	1.2	0.05
Savings	7,837.3	47.2	1.21	7,617.1	2.9	0.08
Time	2,044.4	31.7	3.12	960.9	1.8	0.37
Total Interest-Bearing Deposits	14,007.9	91.6	1.32	13,126.2	5.9	0.09
Funds Purchased	37.4	0.9	4.72	16.2	0.1	0.72
Short-Term Borrowings	229.9	5.7	4.94	17.3	0.1	1.06
Securities Sold Under Agreements to Repurchase	725.5	10.8	2.96	449.1	5.6	2.47
Other Debt	879.8	18.7	4.31	10.4	0.3	7.05
Total Interest-Bearing Liabilities	15,880.5	127.7	1.62	13,619.2	12.0	0.18
Net Interest Income		$261.3			$258.6
Interest Rate Spread			1.87%			2.34%
Net Interest Margin			2.34%			2.41%
Noninterest-Bearing Demand Deposits	6,215.7			7,371.9
Other Liabilities	546.3			399.2
Shareholders' Equity	1,348.1			1,479.2
Total Liabilities and Shareholders' Equity	$23,990.6			$22,869.5

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $966,000 and $475,000 for the six months ended June 30, 2023 and June 30, 2022, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[4] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended June 30, 2023
	Compared to March 31, 2023
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$2.6	$0.4	$3.0
Investment Securities
Available-for-Sale
Taxable	(0.6)	-	(0.6)
Non-Taxable	-	-	-
Held-to-Maturity
Taxable	(0.5)	(0.1)	(0.6)
Non-Taxable	-	-	-
Total Investment Securities	(1.1)	(0.1)	(1.2)
Loans Held for Sale	-	-	-
Loans and Leases
Commercial and Industrial	0.7	0.6	1.3
Paycheck Protection Program	(0.1)	-	(0.1)
Commercial Mortgage	1.1	3.1	4.2
Construction	(0.4)	-	(0.4)
Commercial Lease Financing	-	0.3	0.3
Residential Mortgage	0.3	1.0	1.3
Home Equity	0.4	0.4	0.8
Automobile	0.1	0.3	0.4
Other [2]	(0.1)	0.3	0.2
Total Loans and Leases	2.0	6.0	8.0
Other	0.4	1.2	1.6
Total Change in Interest Income	3.9	7.5	11.4

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.2)	2.5	2.3
Savings	(0.9)	6.9	6.0
Time	3.9	3.8	7.7
Total Interest-Bearing Deposits	2.8	13.2	16.0
Funds Purchased	(0.5)	-	(0.5)
Short-Term Borrowings	(0.9)	0.2	(0.7)
Securities Sold Under Agreements to Repurchase	-	-	-
Other Debt	8.2	-	8.2
Total Change in Interest Expense	9.6	13.4	23.0

Change in Net Interest Income	$(5.7)	$(5.9)	$(11.6)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended June 30, 2023
	Compared to June 30, 2022
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$1.0	$4.7	$5.7
Investment Securities
Available-for-Sale
Taxable	(7.6)	12.8	5.2
Non-Taxable	0.1	-	0.1
Held-to-Maturity
Taxable	3.7	0.8	4.5
Non-Taxable	-	-	-
Total Investment Securities	(3.8)	13.6	9.8
Loans Held for Sale	(0.1)	-	(0.1)
Loans and Leases
Commercial and Industrial	1.0	6.6	7.6
Paycheck Protection Program	(0.2)	(0.3)	(0.5)
Commercial Mortgage	4.0	19.1	23.1
Construction	0.3	0.8	1.1
Commercial Lease Financing	(0.1)	0.1	-
Residential Mortgage	2.2	2.6	4.8
Home Equity	1.8	2.8	4.6
Automobile	1.0	0.6	1.6
Other [2]	-	0.8	0.8
Total Loans and Leases	10.0	33.1	43.1
Other	1.0	0.9	1.9
Total Change in Interest Income	8.1	52.3	60.4

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	6.9	6.8
Savings	-	24.7	24.7
Time	2.9	15.9	18.8
Total Interest-Bearing Deposits	2.8	47.5	50.3
Funds Purchased	-	0.2	0.2
Short-Term Borrowings	1.3	1.1	2.4
Securities Sold Under Agreements to Repurchase	2.0	0.6	2.6
Other Debt	13.4	(0.2)	13.2
Total Change in Interest Expense	19.5	49.2	68.7

Change in Net Interest Income	$(11.4)	$3.1	$(8.3)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Six Months Ended June 30, 2023
	Compared to June 30, 2022
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.8	$8.2	$9.0
Investment Securities
Available-for-Sale
Taxable	(15.4)	27.3	11.9
Non-Taxable	0.1	0.1	0.2
Held-to-Maturity
Taxable	7.1	2.7	9.8
Non-Taxable	-	-	-
Total Investment Securities	(8.2)	30.1	21.9
Loans Held for Sale	(0.2)	0.1	(0.1)
Loans and Leases
Commercial and Industrial	1.6	13.3	14.9
Paycheck Protection Program	(1.1)	(1.1)	(2.2)
Commercial Mortgage	8.6	37.9	46.5
Construction	0.9	2.0	2.9
Commercial Lease Financing	(0.3)	(0.1)	(0.4)
Residential Mortgage	4.8	5.0	9.8
Home Equity	4.4	5.1	9.5
Automobile	2.2	0.9	3.1
Other [2]	0.3	1.1	1.4
Total Loans and Leases	21.4	64.1	85.5
Other	1.0	1.1	2.1
Total Change in Interest Income	14.8	103.6	118.4

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	11.6	11.5
Savings	0.1	44.2	44.3
Time	3.9	26.0	29.9
Total Interest-Bearing Deposits	3.9	81.8	85.7
Funds Purchased	0.2	0.6	0.8
Short-Term Borrowings	4.3	1.3	5.6
Securities Sold Under Agreements to Repurchase	3.9	1.3	5.2
Other Debt	18.6	(0.2)	18.4
Total Change in Interest Expense	30.9	84.8	115.7

Change in Net Interest Income	$(16.1)	$18.8	$2.7

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2023	2023	2022	2023	2022
Salaries	$37,962	$38,617	$36,721	$76,579	$71,653
Incentive Compensation	2,984	3,997	6,073	6,981	12,184
Share-Based Compensation	4,096	3,159	3,962	7,255	7,761
Commission Expense	775	647	1,232	1,422	2,873
Retirement and Other Benefits	3,489	5,888	4,036	9,377	8,729
Payroll Taxes	3,310	5,848	3,034	9,158	7,978
Medical, Dental, and Life Insurance	3,568	3,864	2,591	7,432	5,825
Separation Expense	(9)	3,068	120	3,059	690
Total Salaries and Benefits	$56,175	$65,088	$57,769	$121,263	$117,693

Bank of Hawai‘i Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2023	2023	2022	2022	2022
Commercial
Commercial and Industrial	$1,502,676	$1,425,916	$1,389,066	$1,368,966	$1,323,830
Paycheck Protection Program	13,789	15,175	19,579	22,955	31,964
Commercial Mortgage	3,796,769	3,826,283	3,725,542	3,591,943	3,464,126
Construction	236,428	232,903	260,825	236,498	246,177
Lease Financing	62,779	65,611	69,491	73,989	89,535
Total Commercial	5,612,441	5,565,888	5,464,503	5,294,351	5,155,632
Consumer
Residential Mortgage	4,721,976	4,691,298	4,653,072	4,585,723	4,486,571
Home Equity	2,278,105	2,260,001	2,225,950	2,185,484	2,101,612
Automobile	878,767	877,979	870,396	820,640	775,065
Other [1]	423,600	429,356	432,499	435,408	432,693
Total Consumer	8,302,448	8,258,634	8,181,917	8,027,255	7,795,941
Total Loans and Leases	$13,914,889	$13,824,522	$13,646,420	$13,321,606	$12,951,573
[1] Comprised of other revolving credit, installment, and lease financing.

Deposits
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2023	2023	2022	2022	2022
Consumer	$10,018,931	$10,158,833	$10,304,335	$10,507,946	$10,554,121
Commercial	8,019,971	8,594,441	8,569,670	8,841,781	8,824,609
Public and Other	2,469,713	1,738,026	1,741,691	1,539,046	1,646,951
Total Deposits	$20,508,615	$20,491,300	$20,615,696	$20,888,773	$21,025,681

Average Deposits
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2023	2023	2022	2022	2022
Consumer	$9,977,239	$10,178,988	$10,295,563	$10,485,895	$10,617,060
Commercial	8,138,358	8,611,960	8,588,198	9,002,432	8,874,988
Public and Other	1,903,004	1,639,934	1,457,566	1,375,354	1,077,315
Total Deposits	$20,018,601	$20,430,882	$20,341,327	$20,863,681	$20,569,363

Bank of Hawai‘i Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2023	2023	2022	2022	2022
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$17	$31	$37	$49	$85
Commercial Mortgage	3,107	3,216	3,309	3,396	3,462
Total Commercial	3,124	3,247	3,346	3,445	3,547
Consumer
Residential Mortgage	3,504	4,199	4,239	4,945	5,179
Home Equity	3,809	3,638	4,022	4,438	4,435
Total Consumer	7,313	7,837	8,261	9,383	9,614
Total Non-Accrual Loans and Leases	10,437	11,084	11,607	12,828	13,161
Foreclosed Real Estate	1,040	1,040	1,040	1,040	2,332
Total Non-Performing Assets	$11,477	$12,124	$12,647	$13,868	$15,493

Accruing Loans and Leases Past Due 90 Days or More
Consumer
Residential Mortgage	$3,560	$4,566	$2,429	$3,279	$2,638
Home Equity	2,022	1,723	1,673	1,061	2,029
Automobile	577	598	589	467	359
Other [1]	633	632	683	513	508
Total Consumer	6,792	7,519	5,374	5,320	5,534
Total Accruing Loans and Leases Past Due 90 Days or More	$6,792	$7,519	$5,374	$5,320	$5,534
Total Loans and Leases	$13,914,889	$13,824,522	$13,646,420	$13,321,606	$12,951,573

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.08%	0.08%	0.09%	0.10%	0.10%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.08%	0.09%	0.09%	0.10%	0.12%

Ratio of Non-Performing Assets to Total Assets	0.04%	0.05%	0.05%	0.06%	0.06%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.06%	0.06%	0.06%	0.07%	0.07%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.10%	0.11%	0.11%	0.13%	0.15%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.13%	0.14%	0.13%	0.14%	0.16%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$12,124	$12,647	$13,868	$15,493	$19,979
Additions	1,116	552	704	489	2,293
Reductions
Payments	(226)	(778)	(1,605)	(706)	(5,511)
Return to Accrual Status	(1,527)	(297)	(301)	(116)	(1,267)
Sales of Foreclosed Real Estate	-	-	-	(1,292)	-
Charge-offs / Write-downs	(10)	-	(19)	-	(1)
Total Reductions	(1,763)	(1,075)	(1,925)	(2,114)	(6,779)
Balance at End of Quarter	$11,477	$12,124	$12,647	$13,868	$15,493

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2023	2023	2022	2023	2022
Balance at Beginning of Period	$150,579	$151,247	$157,264	$151,247	$164,297

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(203)	(261)	(233)	(464)	(582)
Consumer
Residential Mortgage	(6)	-	(80)	(6)	(80)
Home Equity	(5)	(50)	(22)	(55)	(90)
Automobile	(1,293)	(1,663)	(1,157)	(2,956)	(2,687)
Other [1]	(2,004)	(2,335)	(1,854)	(4,339)	(3,815)
Total Loans and Leases Charged-Off	(3,511)	(4,309)	(3,346)	(7,820)	(7,254)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	103	50	51	153	420
Consumer
Residential Mortgage	58	61	920	119	974
Home Equity	578	184	416	762	931
Automobile	777	672	684	1,449	1,423
Other [1]	618	674	644	1,292	1,389
Total Recoveries on Loans and Leases Previously Charged-Off	2,134	1,641	2,715	3,775	5,137
Net Charged-Off - Loans and Leases	(1,377)	(2,668)	(631)	(4,045)	(2,117)
Net Charged-Off - Accrued Interest Receivable	-	-	-	-	(47)
Provision for Credit Losses:
Loans and Leases	3,167	1,806	(2,885)	4,973	(7,192)
Accrued Interest Receivable	-	-	-	-	(367)
Unfunded Commitments	(667)	194	350	(473)	(476)
Total Provision for Credit Losses	2,500	2,000	(2,535)	4,500	(8,035)
Balance at End of Period	$151,702	$150,579	$154,098	$151,702	$154,098

Components
Allowance for Credit Losses - Loans and Leases	$145,367	$143,577	$148,512	$145,367	$148,512
Reserve for Unfunded Commitments	6,335	7,002	5,586	6,335	5,586
Total Reserve for Credit Losses	$151,702	$150,579	$154,098	$151,702	$154,098

Average Loans and Leases Outstanding	$13,876,754	$13,717,483	$12,700,825	$13,797,559	$12,496,747

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.04%	0.08%	0.02%	0.06%	0.03%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [2]	1.04%	1.04%	1.15%	1.04%	1.15%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended June 30, 2023
Net Interest Income (Loss)	$99,814	$53,673	$(29,139)	$124,348
Provision for Credit Losses	1,392	(15)	1,123	2,500
Net Interest Income (Loss) After Provision for Credit Losses	98,422	53,688	(30,262)	121,848
Noninterest Income	31,944	7,939	3,372	43,255
Noninterest Expense	(81,275)	(19,302)	(3,459)	(104,036)
Income (Loss) Before Income Taxes	49,091	42,325	(30,349)	61,067
Provision for Income Taxes	(12,645)	(10,710)	8,349	(15,006)
Net Income (Loss)	$36,446	$31,615	$(22,000)	$46,061
Total Assets as of June 30, 2023	$8,739,294	$5,714,929	$10,493,713	$24,947,936

Three Months Ended June 30, 2023 [1]
Net Interest Income	$76,872	$49,791	$6,239	$132,902
Provision for Credit Losses	632	(1)	(3,131)	(2,500)
Net Interest Income After Provision for Credit Losses	76,240	49,792	9,370	135,402
Noninterest Income	31,868	8,363	1,927	42,158
Noninterest Expense	(82,856)	(17,014)	(3,069)	(102,939)
Income Before Income Taxes	25,252	41,141	8,228	74,621
Provision for Income Taxes	(6,339)	(10,252)	(1,168)	(17,759)
Net Income	$18,913	$30,889	$7,060	$56,862
Total Assets as of June 30, 2023 [1]	$8,205,352	$5,339,224	$9,688,123	$23,232,699

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Six Months Ended June 30, 2023
Net Interest Income (Loss)	$197,822	$110,378	$(47,897)	$260,303
Provision for Credit Losses	4,061	(16)	455	4,500
Net Interest Income (Loss) After Provision for Credit Losses	193,761	110,394	(48,352)	255,803
Noninterest Income	63,098	16,588	4,306	83,992
Noninterest Expense	(166,348)	(39,591)	(10,016)	(215,955)
Income (Loss) Before Income Taxes	90,511	87,391	(54,062)	123,840
Provision for Income Taxes	(23,268)	(21,503)	13,834	(30,937)
Net Income (Loss)	$67,243	$65,888	$(40,228)	$92,903
Total Assets as of June 30, 2023	$8,739,294	$5,714,929	$10,493,713	$24,947,936

Six Months Ended June 30, 2022 [1]
Net Interest Income	$147,233	$96,140	$14,792	$258,165
Provision for Credit Losses	2,315	(198)	(10,117)	(8,000)
Net Interest Income After Provision for Credit Losses	144,918	96,338	24,909	266,165
Noninterest Income	63,837	18,561	3,311	85,709
Noninterest Expense	(164,666)	(35,683)	(6,464)	(206,813)
Income Before Income Taxes	44,089	79,216	21,756	145,061
Provision for Income Taxes	(11,053)	(19,449)	(2,863)	(33,365)
Net Income	$33,036	$59,767	$18,893	$111,696
Total Assets as of June 30, 2022 [1]	$8,205,352	$5,339,224	$9,688,123	$23,232,699

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2023	2023	2022	2022	2022
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$144,541	$136,501	$128,683	$115,013	$101,663
Income on Investment Securities
Available-for-Sale	23,301	23,893	18,476	16,995	17,984
Held-to-Maturity	23,375	23,948	23,708	20,243	18,838
Deposits	18	27	13	10	5
Funds Sold	6,395	3,366	1,093	2,335	719
Other	2,121	597	340	322	353
Total Interest Income	199,751	188,332	172,313	154,918	139,562
Interest Expense
Deposits	53,779	37,794	23,494	10,296	3,535
Securities Sold Under Agreements to Repurchase	5,436	5,377	4,289	2,745	2,794
Funds Purchased	184	704	318	40	57
Short-Term Borrowings	2,510	3,203	1,978	-	92
Other Debt	13,494	5,299	1,496	182	182
Total Interest Expense	75,403	52,377	31,575	13,263	6,660
Net Interest Income	124,348	135,955	140,738	141,655	132,902
Provision for Credit Losses	2,500	2,000	200	-	(2,500)
Net Interest Income After Provision for Credit Losses	121,848	133,955	140,538	141,655	135,402
Noninterest Income
Trust and Asset Management	11,215	10,690	10,652	10,418	11,457
Mortgage Banking	1,176	1,004	991	1,002	1,247
Service Charges on Deposit Accounts	7,587	7,737	7,513	7,526	7,309
Fees, Exchange, and Other Service Charges	14,150	13,808	13,906	13,863	14,193
Investment Securities Losses, Net	(1,310)	(1,792)	(1,124)	(2,147)	(1,295)
Annuity and Insurance	1,038	1,271	1,087	1,034	870
Bank-Owned Life Insurance	2,876	2,842	2,475	2,486	2,658
Other	6,523	5,177	5,672	(3,522)	5,719
Total Noninterest Income	43,255	40,737	41,172	30,660	42,158
Noninterest Expense
Salaries and Benefits	56,175	65,088	57,639	59,938	57,769
Net Occupancy	9,991	9,872	9,499	10,186	9,930
Net Equipment	10,573	10,375	9,942	9,736	9,543
Data Processing	4,599	4,583	4,579	4,616	4,607
Professional Fees	4,651	3,883	3,958	3,799	3,542
FDIC Insurance	3,173	3,234	1,774	1,680	1,590
Other	14,874	14,884	15,312	15,794	15,958
Total Noninterest Expense	104,036	111,919	102,703	105,749	102,939
Income Before Provision for Income Taxes	61,067	62,773	79,007	66,566	74,621
Provision for Income Taxes	15,006	15,931	17,700	13,765	17,759
Net Income	$46,061	$46,842	$61,307	$52,801	$56,862
Preferred Stock Dividends	1,969	1,969	1,969	1,969	1,969
Net Income Available to Common Shareholders	$44,092	$44,873	$59,338	$50,832	$54,893

Basic Earnings Per Common Share	$1.12	$1.14	$1.51	$1.28	$1.38
Diluted Earnings Per Common Share	$1.12	$1.14	$1.50	$1.28	$1.38

Balance Sheet Totals
Loans and Leases	$13,914,889	$13,824,522	$13,646,420	$13,321,606	$12,951,573
Total Assets	24,947,936	23,931,977	23,606,877	23,134,040	23,232,699
Total Deposits	20,508,615	20,491,300	20,615,696	20,888,773	21,025,681
Total Shareholders' Equity	1,358,279	1,354,430	1,316,995	1,282,384	1,348,746

Performance Ratios
Return on Average Assets	0.77%	0.80%	1.05%	0.91%	1.00%
Return on Average Shareholders' Equity	13.55	14.25	18.91	15.31	16.40
Return on Average Common Equity	14.95	15.79	21.28	16.98	18.19
Efficiency Ratio [1]	62.07	63.34	56.46	61.37	58.80
Net Interest Margin [2]	2.22	2.47	2.60	2.60	2.47

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawai‘i Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Five Months Ended		Year Ended
(dollars in millions; jobs in thousands)	May 31, 2023		December 31, 2022		December 31, 2021
Hawaii Economic Trends
State General Fund Revenues [1]	$4,204.9	(3.6)%	$9,441.3	16.0%	$8,137.9	26.9%
General Excise and Use Tax Revenue [1]	1,916.0	9.4	4,263.4	18.3	3,604.3	18.6
Jobs [2]	657.4		654.5		642.6

				June 30,	December 31,
				2023	2022	2021
Unemployment, seasonally adjusted [3]
Statewide				3.0%	3.7%	3.2%
Honolulu County				3.1	3.3	3.7
Hawaii County				3.0	4.7	1.8
Maui County				2.5	4.5	2.4
Kauai County				2.6	4.7	2.7

			June 30,	December 31,
(1-year percentage change, except months of inventory)			2023	2022	2021	2020
Housing Trends (Single Family Oahu) [4]
Median Home Price			(5.5)%	11.6%	19.3%	5.2%
Home Sales Volume (units)			(34.6)%	(23.2)%	17.9%	2.3%
Months of Inventory			2.6	2.1	0.8	1.4

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
May 31, 2023				790.5		2.1%
April 30, 2023				806.2		(0.4)
March 31, 2023				892.2		13.6
February 28, 2023				733.6		17.6
January 31, 2023				775.1		36.7
December 31, 2022				858.1		14.0
November 30, 2022				725.5		18.2
October 31, 2022				726.1		31.8
September 30, 2022				691.8		37.1
August 31, 2022				829.7		14.8
July 31, 2022				919.2		4.5
June 30, 2022				841.8		6.4
May 31, 2022				774.1		22.9
April 30, 2022				809.6		67.3
March 31, 2022				785.7		78.7
February 28, 2022				623.7		165.1
January 31, 2022				567.2		229.8
December 31,2021				752.8		219.3
November 30, 2021				614.0		234.1
October 31, 2021				550.8		618.2
September 30, 2021				504.6		2,641.0
August 31, 2021				723.0		2,995.6
July 31, 2021				879.6		3,798.4
June 30, 2021				791.1		4,534.7
May 31, 2021				629.7		6,807.4

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U.S. Bureau of Labor Statistics
[3] Source: University of Hawaii Economic Research Organization (UHERO)
[4] Source: Honolulu Board of Realtors
[5] Source: Hawaii Tourism Authority